SUPPLEMENT TO PROSPECTUSES OF
                        EVERGREEN GROWTH AND INCOME FUNDS


I.       Evergreen Small Cap Value Fund, Evergreen Income and Growth Fund

         Effective July 9, 1999, the section of the prospectuses entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         Evergreen Small Cap Value Fund

         The day-to-day management of the Fund is handled by Jordan Alexander, CFA. Mr. Alexander has been an assistant portfolio manager since joining EAMC in September 1998 and has been the portfolio manager of the Fund since July 1999. From 1995-1998, he was an associate healthcare analyst at PaineWebber Incorporated. From 1993-1995, he was a senior financial analyst at Arthur Andersen LLP.

         Evergreen Income and Growth Fund

         The day-to-day management of the Fund is handled by Irene O'Neill, CFA. Ms. O'Neill has been associated with EAMC since 1981. She has been co-managing the Fund since December 1997 and has managed the Fund since July 1999.

June 14, 1999


     II. Evergreen Growth and Income Fund, Evergreen Income and Growth Fund, Evergreen Small Cap Value Fund

         Effective September 10, 1999, the section of the prospectuses entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following changes:

         Evergreen Growth and Income Fund

     Philip M. Foreman, CFA, is Lead Manager of the Fund. Irene D. O'Neill, CFA, is Co-Manager of the Fund. Mr. Foreman managed the Fund alone from January 1999 until joined by Ms. O'Neill in September 1999. Mr. Foreman has been a portfolio manager at EAMC since joining EAMC in January 1999. From November 1991 until he joined EAMC, he was a portfolio manager at Washington Mutual Advisors, Inc., where he began as Vice President and became Senior Vice President in November 1994. Ms. O'Neill has been a portfolio manager at EAMC since March 1988.

         Evergreen Income and Growth Fund

         Irene D. O'Neill, CFA, is Lead Manager of the Fund. Philip M. Foreman, CFA, is Co-Manager of the Fund. Ms.O'Neill was the Fund's Co-Manager from December 1997 until joined by Mr. Foreman in September 1999. Ms. O'Neill has been a portfolio manager at EAMC since March 1988. Mr. Foreman has been a portfolio manager at EAMC since joining EAMC in January 1999. From November 1991 until he joined EAMC, he was a portfolio manager at Washington Mutual Advisors, Inc., where he began as Vice President and became Senior Vice President in November 1994.



         Evergreen Small Cap Value Fund

     Edwin D. Miska became Lead Manager of the Fund in September 1999. Mr. Miska has been a portfolio manager at EAMC since 1989. Jordan Alexander remains as Co-Manager of the Fund.


September 10, 1999                                               550701  09/99

                                             September 10, 1999


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Evergreen Equity Trust (the "Trust")
     File Nos. 333-37453/811-08413

Dear Sir/Madam:

     Pursuant to Rule 497(e) under the Securities Act of 1933, as amended (the "Act"), enclosed is a Supplement to the Prospectuses of Evergreen Growth and Income Fund, Evergreen Income and Growth Fund and Evergreen Small Cap Value Fund, series of the Trust.

     If you have any questions, please call me at (617) 210-3685.

                                        Sincerely,


                                        /s/Scott Harney

                                        Scott Harney